SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report August 27, 2004             Commission File Number 1-6364

                          SOUTH JERSEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                                       22-1901645
  (State of incorporation)                   (IRS employer identification no.)

                 1 South Jersey Plaza, Folsom, New Jersey 08037
          (Address of principal executive offices, including zip code)

                                 (609) 561-9000
              (Registrant's telephone number, including area code)


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Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

On August 27, 2004, South Jersey Industries (SJI) issued a press release declaring a quarterly dividend of $0.405 per share. This equates to an annualized dividend of $1.62 per share. The dividend is payable October 4, 2004, to shareholders of record at the close of business September 10, 2004. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Exhibit Index

(99) Press release, dated: August 27, 2004, issued by South Jersey Industries.
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                                      SJI-1


Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               SOUTH JERSEY INDUSTRIES



                               By:     /s/ David A. Kindlick
                                       ---------------------------------
                                       David A. Kindlick
                                       Vice President & Chief Financial Officer

Date:  August 27, 2004

                                      SJI-2